Exhibit 99.4

The following unaudited pro forma condensed combined financial information is based on the historical consolidated financial statements of Sunshine Bancorp, Inc. and Community Southern Holdings, Inc. under the assumptions and adjustments set forth in the accompanying notes. The pro forma information, while helpful in illustrating the financial characteristics of Sunshine Bancorp, Inc. following the merger under one set of assumptions, does not attempt to predict or suggest future results. The pro forma information also does not necessarily reflect what the historical results of Sunshine Bancorp, Inc. would have been had our companies been combined during the period or as of the date for which the pro forma information is presented.

SUNSHINE BANCORP, INC. and COMMUNITY SOUTHERN HOLDINGS, INC.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2015

	Historical
(In thousands)	Sunshine Bancorp Inc.	Community Southern Holdings Inc.	Pro Forma Adjustments		Pro Forma Combined
Assets
Cash and due from banks	$44,865	$15,258	$(30,294	) (1)	$29,829
Securities	60,039	54,498	(758	) (2)	113,779
Loans held for sale	347	0	0		347
Loans held to maturity	120,418	170,227	(347	) (3)	290,298
Allowance for loan losses	(1,743)	(1,793)	1,793	(4)	(1,743)

Net loans held to maturity	118,675	168,434	1,446		288,555
Premises and fixed assets	6,751	6,009	173	(5)	12,933
Other real estate owned	41	50	(18)		73
Goodwill	0	0	8,209	(6)	8,209
Other intangibles	0	0	588	(7)	588
Other assets	16,859	6,515	(230	) (8)	23,144

Total assets	$247,577	$250,764	$(20,884)		$477,457

Liabilities and Stockholders’ Equity
Liabilities
Deposits	$179,527	$188,209	$182	(9)	$367,918
Federal Home Loan Bank advances	0	32,131	750	(10)	32,881
Other liabilities	6,620	1,184	124	(11)	7,928

Total liabilities	186,147	221,524	1,056		408,727

Stockholders’ Equity
Preferred stock	0	5,700	0		5,700
Common stock	42	12,845	(12,845	) (12)	42
Additional paid in capital	40,766	10,106	(10,106	) (13)	40,766
Retained earnings	23,738	828	772	(14)	25,338
Unearned employee stock ownership plan (“ESOP”) shares	(3,273)	0	0		(3,273)
Accumulated other comprehensive income (loss)	157	(239)	239	(15)	157

Total stockholders’ equity	61,430	29,240	(21,940)		68,730

Total liabilities and stockholders’ equity	$247,577	$250,764	$(20,884)		$477,457

(continued)

(1)	Cash consideration paid to Community Southern Holdings, Inc. shareholders plus merger related expenses.
(2)	Reflects recording the securities portfolio at fair value.
(3)	Reflects recording the loan portfolio at fair value.
(4)	Elimination of existing Community Southern Holdings, Inc. allowance for loan losses.
(5)	Adjustment to premises and fixed assets to record at estimated fair value.
(6)	Recorded goodwill as follows:

Consideration		$30,294
Community Southern Tangible Common Equity	21,940
Estimated adjustments to reflect assets acquired at fair value:
Investments	(758)
Loans	(347)
Allowance for loan losses	1,793
Core deposit intangible	588
Premises & equipment, net	173
Other Assets	(248)
Time deposits	(182)
Borrowings	(750)
Other liabilities	(124)
Net assets	145
Goodwill resulting from merger		$8,209

(7)	Core deposit intangible is an identifiable intangible asset representing the economic value of the acquired Community Southern Holdings, Inc. core deposit base, calculated as the present value benefit of funding operations with the acquired core deposit base versus using an alternative wholesale funding source. The core deposit intangible asset is amortized into expense on an accelerated basis.
(8)	Deferred income taxes created as a result of acquisition accounting.
(9)	Fair value adjustment on certificates of deposit.
(10)	Fair value adjustment of Federal Home Loan Bank advances.
(11)	Fair value adjustment to Other Liabilities.
(12)	Elimination of Community Southern Holdings, Inc.’s common stock and other adjustments.
(13)	Elimination of Community Southern Holdings, Inc.’s additional paid-in capital.
(14)	Elimination of Community Southern Holdings, Inc.’s retained earnings, inclusive of merger-related expenses.
(15)	Elimination of Community Southern Holdings, Inc.’s accumulated other comprehensive income and recording of securities portfolio at fair value.

Sunshine Bancorp, Inc. and Community Southern Holdings, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2015

	Historical
(In thousands, except per share data)	Sunshine Bancorp Inc.	Community Southern Holdings, Inc.	Pro Forma Adjustments		Pro Forma Combined
Interest Income:
Loans	$1,529	$1,950	$117	(1)	$3,596
Securities	223	265	0		488
Other	33	5	0		38

Total interest income	1,785	2,220	117		4,122

Interest Expense:
Deposits	67	214	(57	)(2)	224
Borrowings	0	198	0		198

Total interest expense	67	412	(57)		422

Net interest income	1,718	1,808	174		3,700

Provision for loan losses	0	61	0		61

Net interest income, after provision for loan losses	1,718	1,747	174		3,639

Noninterest Income:
Service charges and fees	139	28	0		167
Gain (loss) on sale of securities	142	0	0		142
Other	128	144	0		272

Total noninterest income	409	172	0		581

Noninterest Expense:
Compensation and employee benefits	1,564	915	0		2,479
Occupancy and equipment	299	170	0		469
Other	883	452	27	(3)	1,362

Total noninterest expense	2,746	1,537	27		4,310

(Loss) Income before provision for income taxes	(619)	382	147		(90)
(Credit) Provision for income taxes	(266)	92	55	(4)	(119)

(Loss) Net income	$(353)	$290	$92		$29
Preferred stock dividend requirements	0	(14)	0		(14)
Net income available to common stockholders	(353)	276	92		15

(Loss) Earnings Per Share Amounts:
Basic	$(0.09)	$0.11			$0.01
Diluted	$(0.09)	$0.11			$0.01
Weighted Average Common Shares:
Basic	3,904,725	2,520,478	(2,520,478	)(5)	3,904,725
Diluted	3,904,725	2,520,478	(2,520,478	)(5)	3,904,725

(1)	Loan interest rate yield adjustment amortization.
(2)	Deposit premium amortization on certificates of deposit fair value adjustment.
(3)	Reflects the amortization of the core deposit intangible for the first three months of the amortization period.
(4)	Marginal tax rate of 37.62%.
(5)	Elimination of Community Southern Holdings, Inc.’s common stock and other adjustments.

Sunshine Bancorp, Inc. and Community Southern Holdings, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2014

	Historical
(In thousands, except per share data)	Sunshine Bancorp Inc.	Community Southern Holdings, Inc.	Pro Forma Adjustments		Pro Forma Combined
Interest Income:
Loans	$5,417	$7,507	$468	(1)	$13,392
Securities	704	1,309	0		2,013
Other	122	42	0		164

Total interest income	6,243	8,858	468		15,569

Interest Expense:
Deposits	298	1,122	(228	)(2)	1,192
Borrowings	0	623	0		623

Total interest expense	298	1,745	(228)		1,815

Net interest income	5,945	7,113	696		13,754

Provision for loan losses	2,500	179	0		2,679

Net interest income, after provision for loan losses	3,445	6,934	696		11,075

Noninterest Income:
Service charges and fees	698	378	0		1,076
Gain (loss) on sale of securities	0	(22)	0		(22)
Other	63	213	0		276

Total noninterest income	761	569	0		1,330

Noninterest Expense:
Compensation and employee benefits	4,574	3,609	0		8,183
Occupancy and equipment	1,202	645	0		1,847
Other	2,481	1,882	108	(3)	4,471

Total noninterest expense	8,257	6,136	108		14,501

(Loss) Income before provision for income taxes	(4,051)	1,367	588		(2,096)
(Credit) Provision for income taxes	(1,590)	301	221	(4)	(1,068)

(Loss) Net income	$(2,461)	$1,066	$367		$(1,028)

Preferred stock dividend requirements	0	(57)	0		(57)

Net income available to common stockholders	(2,461)	1,009	367		(1,085)

(Loss) Earnings Per Share Amounts:
Basic	$(0.63)	$0.40			$(0.28)
Diluted	$(0.63)	$0.40			$(0.28)
Weighted Average Common Shares:
Basic	3,904,725	2,520,478	(2,520,478	)(5)	3,904,725
Diluted	3,904,725	2,520,478	(2,520,478	)(5)	3,904,725

(1)	Loan interest rate yield adjustment amortization.
(2)	Deposit premium amortization on certificates of deposit fair value adjustment.
(3)	Reflects the amortization of the core deposit intangible for the first year of the amortization period.
(4)	Marginal tax rate of 37.62%.
(5)	Elimination of Community Southern Holdings, Inc.’s common stock and other adjustments.

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